EXHIBIT 32

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                              OF GASCO ENERGY, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         I, Mark Erickson, President and Chief Executive Officer of Gasco Energy, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-Q for the period ending June 30, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial operations and results of operations of the Company.




                                    /s/ Mark Erickson
                                    Name:  Mark Erickson
                                    Date:  August 13, 2003

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                              OF GASCO ENERGY, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         I, W. King Grant, Executive Vice President and Chief Financial Officer of Gasco Energy, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-Q for the period ending June 30, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial operations and results of operations of the Company.




                                    /s/ W. King Grant
                                    Name:  W. King Grant
                                    Date:  August 13, 2003